UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2026

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K (“Form 8-K) is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On May 12, 2026, PMGC Holdings Inc. (the “Company”) completed the acquisition (the “Acquisition”) of 100% of the issued and outstanding shares (the “Shares”) of A&B Aerospace, Inc., a California corporation (the “Target”), pursuant to a Stock Purchase Agreement dated as of May 11, 2026 (the “Purchase Agreement”), by and between the Company, the Target, and stockholders of the Target owning the Shares (such stockholders, collectively, the “Sellers,” and, together with the Company and the Target, the “Parties”).

The Acquisition closed on May 12, 2026 (consummation of the Acquisition, “Closing” and such date, “Closing Date”). The purchase consideration for the Shares consisted of: (i) $4,500,000 in cash, of which $4,275,000 was paid to the Sellers at Closing (the “Closing Purchase Price”) and $225,000 was retained by the Company at Closing as an indemnification holdback (the “Indemnification Holdback”) as to the Litigation (as defined below); plus (ii) the Estimated Closing Cash Balance (as defined below), which the Sellers are required under Purchase Agreement to use commercially best efforts to cause to be at least $300,000 at the Closing; plus (iii) the amount, if any, by which the Estimated Net Working Capital (as defined below) is greater than the Net Working Capital Target (as defined below), less (iv) the amount, if any, by which the Estimated Net Working Capital is less than the Net Working Capital Target (as defined below). The Purchase Agreement provides for a post-Closing true-up consisting of: (1) a Closing Cash Balance Adjustment equal to the Final Cash Balance (as defined below) minus the Estimated Closing Cash Balance (as defined below), and (B) a Net Working Capital Adjustment Amount equal to the Final Net Working Capital minus the Estimated Net Working Capital, with the sum of such two amounts (the “Final Adjustment Amount”) settled in cash between the Company and the Sellers within five Business Days after final determination.

After Closing, the Target will continue operating its business at the Target’s existing facility, pursuant to a commercial lease agreement entered into at Closing between the Target and certain lessors (the “Lease Agreement”). The President of the Target prior to Closing will continue to serve as President of the Target following the Closing, pursuant to an employment agreement entered into at Closing between such individual and the Target. Under the Purchase Agreement, the Sellers agreed to remain available to the Company for a period of six (6) months after the Closing Date to provide reasonable transition services, including assistance with required financial audits, operational knowledge transfer, and other reasonable matters for post-Closing transition. The Sellers also agreed to a three (3)-year non-competition provision in the Purchase Agreement as to the information technology packaging business the State of California and commencing on the Closing Date. The Sellers also agreed to a customary non-solicitation provision.

The Parties agreed to certain customary closing conditions and representations and warranties. The Parties agreed to certain customary indemnification provisions, and the Sellers agreed to indemnify the Company for, among other things: (i) all Taxes of the Target attributable to Pre-Closing Tax Periods (as defined below), (ii) Losses related to any employee being ineligible or unauthorized to work in the United States as of the Closing Date, and (iii) any claim with respect to a certain pending litigation of the Target.

“Balance Sheet” means the balance sheet of the Target as of December 31, 2025.

“Closing Cash Balance Adjustment” means the Final Cash Balance minus the Estimated Closing Cash Balance.

“Closing Net Working Capital” means the calculation of the Target’s Net Working Capital as of the Closing, as set forth in the Closing Statement.

“Closing Statement” means a closing statement prepared by the Company and delivered to the Sellers within 90 days after the Closing, setting forth the Closing Net Working Capital and the Final Cash Balance.

“Estimated Closing Balance Sheet” means the balance sheet of the Target as of the Closing, prepared on a basis consistent with the preparation of the Balance Sheet.

“Estimated Closing Cash Balance” means the calculated cash and cash equivalents of the Target as of the Closing.

“Estimated Net Working Capital” means the calculated net working capital of the Target based on the Estimated Closing Balance Sheet.

“Final Cash Balance” means the Closing Cash Balance as set forth in the Closing Statement, as finally determined in accordance with Section 1.04(c) of the Purchase Agreement.

“Net Working Capital Target” means an amount equal to $855,669.

“Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

Capitalized terms used but not otherwise defined in this Form 8-K shall have the respective meanings ascribed thereto by the Purchase Agreement, filed in this Form 8-K as Exhibit 10.1. The foregoing summary of the transactions contemplated by the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Purchase Agreement filed herein as Exhibit 10.1.

Item 7.01 Regulation FD Disclosure.

On May 13, 2026, the Company issued a press release, a copy of which is furnished as Exhibit 99.4 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The unaudited financial statements of A&B Aerospace, Inc. as of the nine months ended February 28, 2026 and February 28, 2025 are filed herein as Exhibit 99.1 and incorporated herein by reference into this Item 9.01(a). The audited financial statements of A&B Aerospace, Inc. as of the fiscal year ended May 31, 2025 and May 31, 2024 are filed herein as Exhibit 99.2 and incorporated herein by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. as of December 31, 2025 and the Unaudited Pro Forma Condensed Combined Statements of Operations of PMGC Holdings Inc. for the year ended December 31, 2025 are filed herein as Exhibit 99.3 and incorporated herein by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description
10.1*+	Stock Purchase Agreement dated as of May 11, 2026, by and between PMGC Holdings Inc., A&B Aerospace, Inc., and the stockholders of A&B Aerospace, Inc.
99.1	Unaudited financial statements of A&B Aerospace, Inc. as of the nine months ended February 28, 2026 and February 28, 2025.
99.2	Audited financial statements of A&B Aerospace, Inc. as of the fiscal year ended May 31, 2025 and May 31, 2024
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet of PMGC Holdings Inc. for the year ended December 31, 2025 and Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2025.
99.4	Press release dated May 13, 2026.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	The schedules, exhibits or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any schedules, exhibits or similar attachments to the Securities and Exchange Commission upon request.
+	Portions of this exhibit have been redacted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2026

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer, President and Director

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